UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2015

Nuveen Long/Short Commodity Total Return Fund

(Exact name of registrant as specified in its charter)

Delaware	001-35710	45-2470177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 West Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 827-5920

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 2, 2015, the Fund declared a regular monthly distribution. The following dates and amounts apply to the distribution:

Record Date	February 27, 2015
Ex-Dividend Date	February 25, 2015
Payable Date	March 2, 2015

Amount	Change From Previous Month
$.1190	-.0160

A copy of the press release regarding the distribution, dated February 2, 2015, is filed as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit Number	Description of Exhibit
99.1	Press Release, dated February 2, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN LONG/SHORT COMMODITY TOTAL RETURN FUND

By: Nuveen Commodities Asset Management, LLC, its Manager

Date: February 2, 2015

/s/ William Adams IV
William Adams IV President (Principal Executive Officer)